                       IN THE UNITED STATES DISTRICT COURT
                        FOR THE SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

BRIAN G. POPP and RONALD D. MOORE,     )            Clerk, U.S. District Court
on behalf of Randalls Food Markets,    )            Southern District of Texas
Inc. Employee Stock Ownership Plan,    )                      ENTERED
Randalls Food Markets, Inc. Hourly     )                   JUN 13 1997
Paid Employee Stock Ownership Plan     )
and Randalls Food Markets, Inc.        )                 Michael N. Milby
Salaried Employee Stock Ownership      )                  Clerk of Court
Plan and on behalf of themselves and   )
all others similarly situated,         )
                                       )
                      Plaintiffs,      )
                                       )
V.                                     )       CIVIL ACTION NO. H-95-5400
                                       )
RANDALLS FOOD MARKETS, INC.,           )
f/k/a RANDALLS' MANAGEMENT             )
CORPORATION, ROBERT R. ONSTEAD,        )
NANCY N. FRYE, RONNIE W.               )
BARCLAY, JANICE R. SCHILMOELLER,       )
BOBBY L. GOWENS, LEE STRAUS,           )
FIRST INTERSTATE BANK OF TEXAS,        )
N.A., BANK ONE, TEXAS, N.A., R.        )
RANDALL ONSTEAD, JR., ARTHUR           )
ANDERSEN AND CO., S.C. and             )
ARTHUR ANDERSEN, L.L.P. a/k/a          )
ANDERSEN WORLDWIDE and f/k/a           )
ARTHUR ANDERSEN AND CO., TEXAS         )
COMMERCE BANK f/k/a AMERITRUST         )
TEXAS, N.A., TOWERS, PERRIN,           )
FORSTER & CROSBY, INC. and             )
MELTON & MELTON, L.L.P.,               )
                                       )                 CLASS ACTION
                     Defendants.       )                     RICO

                            FINAL ORDER AND JUDGMENT:
                          FINAL APPROVAL OF SETTLEMENT
                        ESTABLISHMENT OF SETTLEMENT FUND,
                    APPOINTMENT OF SETTLEMENT ADMINISTRATOR,
                AND APPROVAL OF PRELIMINARY PLAN OF DISTRIBUTION

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          The parties have filed a Joint Motion for Final Approval of the
Settlement entered into by Plaintiffs Brian G. Popp and Ronald D. Moore, on behalf of Randalls Food Markets, Inc. Employee Stock Ownership Plan, Randalls Food Markets, Inc. Hourly Paid Employee Stock Ownership Plan and Randalls Food Markets, Inc. Salaried Employee Stock Ownership Plan (collectively "Randalls Employee ESOP" or the "ESOP" or the "Plan," which term includes, following the conversion of the ESOP into a 401(K) plan, such 401(K) plan) and on behalf of themselves and all others similarly situated (the "Plaintiff Class") (collectively the "Plaintiffs") and Defendants Randalls Food Markets, Inc. f/k/a Randalls' Management Corporation ("Randalls"), Robert R. Onstead, Nancy N. Frye, Ronnie W. Barclay, Janice R. Schilmoeller, Bobby L. Gowens, Lee Straus, and Randall Onstead, Jr. (collectively the "Individual Defendants" and, together with Randalls, the "Randalls Defendants"), Bank One, Texas, N.A. ("Bank One"), Arthur Andersen LLP and Andersen Worldwide, S.C., (incorrectly identified in this Action as Arthur Andersen and Co., S.C. and Arthur Andersen L.L.P. a/k/a Andersen Worldwide and f/k/a Arthur
Andersen and Co., ("Arthur Andersen") and Texas Commerce Bank f/k/a Ameritrust Texas, N.A. ("Texas Commerce Bank"), Wells Fargo Bank (Texas), National Association f/k/a First Interstate Bank of Texas, N.A. ("First Interstate"), Melton & Melton, L.L.P. ("Melton & Melton") and Towers, Perrin, Forster & Crosby, Inc. ("Towers Perrin"). (Docket Entry Nos. 155 and 157).

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          Plaintiffs and Clements, O'Neill, Pierce & Nickens, L.L.P., and
Dennis H. Taylor, J.D. and P.C. ("Class Counsel") have applied for an award of attorneys' fees and expenses incurred in prosecuting this action. (Docket Entry No. 150) This court will address the application in a separate order.

          Collectively, First Interstate, Melton & Melton and Towers Perrin constitute the "Original Settling Defendants" and their settlement with Plaintiffs constitutes the "Original Settlement." The remaining Defendants together constitute the "Second Settlement Group" and their settlement with Plaintiffs constitutes the "Second Settlement." Collectively the Original Settling Defendants and the Second Settlement Group constitute the "Defendants" and the Defendants and the Plaintiffs collectively constitute the "Parties." Collectively, the Original Settlement and the Second Settlement constitute the "Final Settlement."

          In its verified original complaint, first amended original complaint, and second amended original complaint, Plaintiffs asserted violations by Defendants of the Employee Retirement Security Act ("ERISA"); the Racketeer-Influenced and Corrupt Practices Act ("RICO"); the Securities Exchange Act of 1934; the Texas Securities Act; section 27.01 of the Texas Business and Commerce Code; and various common law duties and responsibilities. Plaintiffs alleged that Defendants fraudulently induced Randalls employees to join the Plan; manipulated the price of stock purchased from and sold to the Plan by Randalls insiders to the benefit of

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Randalls insiders and to the detriment of the Plan and its participants;
failed to register Randalls stock and the ESOP under the securities laws; failed to disclose facts material to the Plan participants' decisions to invest; deprived the participants of voting rights; engaged in illegal transactions with the Plan; negligently performed professional services; failed to disclose their actions; and conspired to commit the unlawful actions. In addition to damages, fees and costs, Plaintiffs sought an accounting; a declaration of rights; removal of the ESOP trustee, auditors, and appraisers; termination of the ESOP; distribution of the ESOP assets; and replacement of the ESOP with an appropriate retirement vehicle with diversified investments.

     On November 14, 1996, Plaintiffs and Defendant Melton & Melton executed a settlement agreement after the first court-ordered mediation in this case. On December 6, 1996, after another mediation, Plaintiffs and Defendants First Interstate and Towers Perrin executed settlement agreements. In 1997, Plaintiffs and the remaining Defendants, the Randalls Defendants, Bank One, Arthur Andersen, and Texas Commerce Bank, executed a settlement agreement.
On April 1, 1997, this court certified a Class under Rule 23(a) and (b)(3) of the Federal Rules of Civil Procedure; approved the action as a derivative action on behalf of the ESOP; and preliminarily approved the Original Settlement, the Second Settlement, and the Final Settlement. (Docket Entry Nos. 136 and 137). Notice of the derivative and class action and the settlements was provided to the members of the Class, as approved by this court, and

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as provided in the notices, the form of which was filed on April 8, 1997.
(Docket Entry Nos. 140, 147, 148). The Class members were notified of their right to appear and be heard at a final fairness hearing by filing and serving a notice of appearance, and of their right to opt out of the Class and to hire counsel of their own choosing to represent their interests at their own expense. No member of the Class objected or opted out. This court held a formal fairness hearing on June 2, 1997. (Docket Entry No. 161).

     The parties' joint motion requests final approval of the Final Settlement or alternatively, final approval of the Original Settlement. The court has considered all papers filed and proceedings had herein. The court has held an evidentiary hearing and heard arguments of counsel. Based on the pleadings, the motions, the record, and the applicable law, this court enters the following order approving the Settlement, establishing a Settlement Fund, appointing a Settlement Administrator, and approving a Preliminary Plan of Distribution.

     For purposes of this Order, this court adopts and incorporates the definitions in this Order and the terms of the Second Settlement. The court confirms and makes final certification of this Action as a class action under FED. R. CIV. P. 23 with the Class as defined in this court's Order Approving Derivative Action and Certifying Class, dated April 1, 1997. (Docket Entry No. 136).

     This court has jurisdiction over the subject matter of this litigation, over all actions within this litigation and over all parties to this litigation, including all Class members. Generally, all persons and entities who validly request exclusion from a class are not members of the class. In this case, no persons or entities has objected to or opted out of the Class.

     Based on a review of the record, the settlement agreements, all other papers filed in the case and the proceedings therein, and the arguments heard at the Final Approval Hearing, and having specifically considered, in accordance with PARKER V. ANDERSON, 667 F.2d 1204, 1209 (5th Cir.), CERT. DENIED, 103 S. Ct. 63 (1982), whether the settlement was a product of fraud or collusion; the complexity; expense and likely duration of the litigation; the stage of the proceedings and the amount of discovery completed; the factual and legal obstacles to prevailing on the merits; the possible range of recovery and the certainty of damages; and the respective opinions of the participants, including all counsel, the Representative Plaintiffs, and the absent Class members, the court finds the Original Settlement, the Second Settlement, the Final Settlement, and each of the settlements constituting the foregoing settlements to be fair, adequate, and reasonable, and finds that they should be approved.

     The court specifically finds that none of the foregoing settlements is the product of fraud or collusion. All of the settlements have been singularly

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characterized by vigorous representation by all counsel of their respective clients and hard-fought arm's length negotiations by all counsel.

   The court finds that this Action is complex and expensive to pursue and defend and was likely to have endured for a substantial period of time but for the settlements. This Action involved derivative and class allegations under ERISA and class allegations under federal and state securities statutes, including Section 10(b) and Rule 10b-5 of the Securities Exchange Act of 1934 and Article 581-33 of the Texas Securities Act, section 27.01 of the Texas Business and Commerce Code, and state common law allegations against a variety of corporate and individual Defendants bearing different relationships to the Plaintiffs under the different theories of law asserted on behalf of both the ESOP and the Class. The court further finds that settlement was achieved at a time of maximum uncertainty for all parties in that motions to dismiss some or all of the claims against them were pending on behalf of all Defendants. The court also finds that, before settlement, extensive written discovery requests had been propounded by Plaintiffs and responded to by Defendants, including extensive document production, and oral depositions had been begun. This court finds that a much greater expense of funds and attorney time would have been required by the parties to prepare the case for trial, but for the settlements. The court finds that, at the time of settlement, there were substantial factual and legal obstacles to either Plaintiffs or Defendants prevailing on the merits on the different

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claims made against the different Defendants. The court has reviewed the settlement terms for all settlements and finds that the all settlements individually and together are well within the possible range of ultimate recovery as it can be ascertained at this stage of the proceedings. By executing the settlement documents, including the settlement agreements attached as Exhibits "A," "B," "C," and "D" hereto, and other documents filed with the court in connection with the settlement, all parties' counsel have affirmed their belief that the settlements are in the best interests of their clients.

   In accordance with the Conditional Settlement Agreement, Bank One resigned from its position as trustee of the Randalls' ESOP effective May 17, 1997. At that time, Randalls appointed the U.S. Trust Company of California to serve as trustee, and it accepted the appointment. The court finds that the resignation and replacement of Bank One as trustee of the Randalls ESOP has been performed in a manner satisfying the relevant provisions of ERISA and with the documents and instruments governing the ESOP.

   This court, therefore, approves the Final Settlement, Second Settlement, and Original Settlement, and each settlement constituting part of each of the foregoing settlements and finds that they are in all respects fair, reasonable, and adequate in accordance with Rule 23 of the Federal Rules of Civil Procedure, and directs implementation of the terms and provisions of the Final Settlement and each of the constituent settlements.

   This court decrees that neither the Final Settlement, nor this Order, nor the fact of settlement, is an admission or concession by Defendants of any liability or wrongdoing whatsoever. This Order is not a finding of the validity or invalidity of any claims in the action or of any wrongdoing by Defendants. Neither the Final Settlement, nor this Order, nor the fact of settlement, nor the settlement proceedings, nor the settlement negotiations, nor any related documents, shall be used or construed as an admission of any fault, liability or wrongdoing by any person or entity or be offered or received in evidence as an admission, concession, presumption or inference against any party in any proceeding. Nothing in this paragraph shall be interpreted to preclude any proceeding to enforce the Final Settlement, should such be necessary.

   Each Releasor, as defined below, is hereby deemed conclusively to have fully, finally, and forever compromised, settled, discharged, dismissed and released the Released Claims, as defined below, known or unknown, against the Released Persons, as defined below.

   "Releasors" and "Released Persons" shall each mean and include each plaintiff, including the representative Plaintiffs and the Class members, and each Defendant and the Releasors' and Released Persons' respective agents, employees, predecessors, affiliates, successors, assigns, directors and attorneys. "Released Claims" means and includes any and all claims which have been or could have been asserted by, on behalf of, and/or for the benefit of, any Releasor against any Released

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Person, including, without limitation, any and all claims, actions, allegations, causes of action, demands, debts, rights or liabilities, known or unknown, asserted or unasserted, liquidated or unliquidated, fixed or contingent, accrued or unaccrued, of any nature whatsoever, and in any capacity whatsoever, as of the date of this Order, arising from or related to the facts, transactions, events, occurrences, disclosures, statements, acts, or omissions or failures to act that are the subject matter of the action or arising out of or related to the subject matter of the action that were or could have been asserted in the action or that occurred before the entry of this order, including all claims for contribution, indemnity and set-off that could have been asserted between or among the Released Persons. Notwithstanding the generality of the foregoing, Released Claims specifically include without limitation any and all claims and causes of action, at law or in equity, in any capacity, arising from or related to acts, omissions, or consequences relating to: (i) the creation, operation, administration, treatment or disposition of the ESOP occurring prior to entry of this Order, including, without limitation, all transactions involving Randalls' common stock and all valuations of such stock; (ii) any loans, loan applications, extensions of credit, and/or other bank services provided to the ESOP; (iii) any appraisals or other valuation of any stock or other asset of the ESOP;
(iv) all transactions involving Randalls' common stock, including any purchase, sale or trade of stock and/or the acquisition or disposition of any other asset of the ESOP; (v) any and all investment decisions

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relating to or affecting the ESOP; (vi) participation by any Released Person in any credit facility, loan or other extension of credit (including, without limitation, syndicated loans, personal loans, guaranties, letters of credit, debt restructuring, and other financing of any type or description) to the sponsor or other parties related to or affiliated with the ESOP; (vii) all events and occurrences in connection with the proposed transactions between Randalls, certain shareholders of Randalls and RFM Acquisition LLC, an affiliate of Kohlberg Kravis Roberts & Co., contemplated by the subscription agreement and the voting, repurchase and shareholders agreement, each dated as of April 1, 1997, and each among Randalls, RFM Acquisition LLC and the other parties thereto, including the exhibits thereto, including, without limitation, the signing of such agreements and all terms and transactions contemplated thereby relating to the ESOP (the "KKR Transaction"); (viii) the resignation and replacement of Bank One as trustee; or (ix) the resignation and replacement of Arthur Andersen as appraiser, but in each case described in this sentence only those claims that were or could have been asserted in the Action or the factual basis for which occurred prior to entry of this order.

     Nothing in this definition of "Released Claims" shall be construed to include the release, forgiveness or compromise of any indebtedness, security, guaranty, or other obligation owing by any of the Class members or Randalls Defendants to First Interstate, Bank One and/or Texas Commerce, such obligations

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being expressly excepted and preserved from any such release and not intended to be released, waived or otherwise compromised in any way, except for contribution, indemnification, and set-off, which are separately dealt with in this Order.

     "Unknown claims" means any Released Claims that any Releasor does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her, or it, might have affected his, her, or its settlement with and release of the Released Persons, or might have affected his, her, or its decision not to object to this settlement. Solely with respect to any and all Released Claims, the parties stipulate and agree that, upon the date of entry of this order, each party shall expressly waive and relinquish and the other Releasors shall be deemed to and by operation of this order shall waive and relinquish, to the fullest extent permitted by law, any and all provisions, rights, and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which provides that a general release does not extend to claims which the Releasor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the Released Person.

     Each of the parties and other Releasors may hereafter discover facts in addition to or different from those which he or she now knows or believes to be true with respect to the subject matter of the Released Claims, but each stipulates and agrees that each party does and each other Releasor shall be deemed to, upon the date of entry of this order, fully, finally, and forever compromise, settle and release any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. Releasors acknowledge that the foregoing Release was separately bargained for and a key element of the Final Settlement of which this Release is a part.

     All Released Persons and all other persons who are, have been or could have been named as Defendants in this Action, are enjoined from instituting, prosecuting or continuing to prosecute, either directly, representatively, or in any other capacity, against any Released Person, any action, claim, demand, right, or cause of action, including, without limitation, claims for contribution, reimbursement or indemnification, or any theory, whether by way of third or subsequent-party complaint, cross-claim, separate action, or otherwise, and whether under state or federal law, for recovery in whole or in party of any liability or damages such persons may incur in connection with the Released Claims. If the Second Settlement does not become final and effective in accordance with its terms and conditions and this order is vacated, in whole or in part, with respect to the Second Settlement Group, the

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Second Settlement Group shall nevertheless continue to be enjoined from instituting, prosecuting or continuing to prosecute any action, claim, demand, right or cause of action, including, without limitation, claims for contribution, reimbursement or indemnification (or any other theory) and from filing or pursuing any claim, complaint, cross-claim, separate action or other proceeding against the Original Settling Defendants in connection with the Released Claims, and the Original Settling Defendants shall continue to be enjoined from instituting, prosecuting or continuing to prosecute any action, claim, demand, right or cause of action, including, without limitation, claims for contribution, reimbursement or indemnification (or any other theory) and from filing or pursuing any claim, complaint, cross-claim, separate action or other proceeding against the Second Settlement Group in connection with the Released Claims. Furthermore, notwithstanding whether the Second Settlement becomes final and effective, all claims and causes of action asserted by any or all members of the Second Settlement Group against any or all of the Original Settling Defendants and all claims and causes of action asserted by any or all members of the Original Settlement group against any or all of the Second Settlement Group for contribution, indemnity and/or set-off shall be deemed released in their entirety. All claims for contribution, reimbursement or indemnification (or any other theory) are released as between or among members of the Second Settlement Group, unless the

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Second Settlement does not become final and effective in accordance with its terms and conditions and this order is vacated with respect to the Second Settlement Group.

     Clements, O'Neill, Pierce & Nickens, L.L.P. and Dennis H. Taylor, J.D. P.C. ("Class Counsel") and Randalls shall mutually select a bank and Class counsel shall set up the necessary bank account and attend to other matters necessary to establish a qualified Settlement Fund under Treasury Regulation
Section 1.468B-1 (the "Settlement Fund") to hold the proceeds of the settlement. The settlement payment by the Original Settling Defendants shall be made upon entry of this order and establishment of the bank account. Although the Second Settlement shall become final upon entry of this Order, it is contemplated, but not required, that the settlement payment by the Second Settlement Group will be made upon Randalls obtaining financing in an amount sufficient to establish the Settlement Fund as a result of the proposed equity investment contemplated by a transaction between Randalls and an affiliate of Kohlberg Kravis Roberts & Co. The bank account for the Settlement Fund shall be interest-bearing, with all interest paid to the Settlement Fund, subject to the terms of the last sentence of this paragraph, for the benefit of the Plaintiffs. The Settlement Fund shall be held intact until the expiration of the time for all appeals from this order. If the Second Settlement is not ultimately approved or the conditions precedent thereto are not met, the funds paid into the Settlement Fund by or on behalf

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of the Second Settlement Group, plus all interest earned thereon, shall be returned to the payor of such amount.

     The court finds this to be a complicated case requiring expert knowledge and professional capabilities in matters of administration of pension funds subject to regulation by the Internal Revenue Service ("IRS") and the Department of Labor ("DOL") under ERISA, as well as requiring actuarial and accounting skill and skill in matters of account and of difficult computation of damages. Therefore, in accordance with Federal Rule of Civil Procedure 53 and the agreement of the parties, the court finds this case to be appropriate for the appointment of a master (hereinafter the "Settlement
Administrator") to administer the Settlement Fund, including INTER
ALIA, to make disbursements therefrom, to prepare and file tax returns, and to pay administrative expenses of the Settlement, including reasonable and necessary attorneys' fees and expenses incurred in connection with administration of the Settlement; to prepare and propose for court approval, in cooperation with Class Counsel, a Final Plan of Distribution of the cash balance of the Settlement Fund after payment of court-approved costs and expenses and a portion of the attorneys' fees (the "Net Settlement Fund");
to seek approval of the allocation methodology of the Final Plan of Distribution by the IRS, subject to ERISA and Internal Revenue Code restrictions; to distribute the cash balance of the Net Settlement Fund to present and former Plan participants in accordance with the court-approved Final Plan of

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Distribution; and to perform such other services and pay such other amounts as are reasonable and necessary in connection with the administration of the Settlement Fund.

     The Settlement Administrator shall be reasonably compensated for its services in accordance with community standards for professional actuaries and fund administrators.

     Class Counsel is authorized and empowered to enter into a representation agreement with the Settlement Administrator on such reasonable and customary terms as are consistent with the other provisions hereof, including specifically, but not by way of limitation, indemnification of the Settlement Administrator for any and all claims, demands and causes of action other than for gross negligence or fraud.

     The Settlement Administrator shall perform the functions described above and shall make its reports to the court on a quarterly basis in connection with the administration of the Settlement Fund, including accountings of all costs and expenses of the Settlement Fund and its administration, all tax returns, the allocation and distribution of funds, and the Settlement Administrator's requests for compensation. The Settlement Administrator shall file its reports with the clerk of the court and serve them upon Class counsel and counsel for Randalls Food Markets, Inc. Additional reports shall be filed and served as necessary.

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     Randalls shall pay all costs of notice to the Class, costs of court, and administrative costs of distribution of the settlement, including the costs of the court-appointed Settlement Administrator and the costs of allocating and distributing cash settlement proceeds. Except for the costs of mailing notice (which shall be paid by Randalls), Randalls' obligation in this paragraph shall not exceed $200,000. Any costs in excess of $200,000 shall be paid from the Settlement Fund and approved by the court on a quarterly basis. To the extent possible, notice to the Class shall be made in conjunction with the mailing of periodic reports of the Randalls Employee ESOP.

     The court finds that Bass Consultants, Inc. is the appropriate entity to administer the Settlement Fund and perform the functions described above and to make its reports to the court. Therefore, Bass Consultants, Inc. is appointed Settlement Administrator in this Action.

     After satisfaction of court-approved expenses and a portion of the attorneys' fees, any other court-approved expenses, and court approval of the Final Plan of Distribution, the funds remaining in the Settlement Fund not allocated as attorneys' fees, including interest, (the Net Settlement Fund) shall be deposited in the ESOP for distribution to Class members.

     The proper allocation of the Settlement Fund among the members of the Plaintiff Class shall be the sole responsibility of the Class and the Settlement

Administrator, provided that the allocation may not contradict any provision of the Randalls Employee ESOP or ERISA, and shall be approved by the court.

     Allocation of settlement proceeds to Class members from the Net
Settlement Fund shall not be made until after approval by the IRS of the allocation methodology subject to ERISA and Internal Revenue Code restrictions.

     Before any distribution of settlement proceeds from the Net Settlement Fund to Class members be made, the Settlement Administrator and Class Counsel shall apply to the court for approval of a Final Plan of Distribution meeting the criteria set out herein.

     Class members shall be given notice of the terms of the proposed Final Plan of Distribution and of the Hearing to Approve the Final Plan of Distribution and shall have an opportunity to appear at the hearing and to object to the Final Plan of Distribution without affecting the finality of this Final Order and Judgment. Randalls Food Markets, Inc. shall bear all costs of notice to the Class.

     After approval by this court of the Final Plan of Distribution, the Net Settlement Fund shall be distributed to the ESOP in respect of Class members in the manner set out in the Final Plan of Distribution. It is anticipated that closed accounts for former participants of the ESOP will be reactivated and that the cash balance of these reactivated accounts will then be distributed from the ESOP to the former Plan participants.

     This court dismisses this Action on the merits, with prejudice, except as herein provided.

     Without affecting the finality of this order, this court retains continuing jurisdiction: (a) over administration and implementation of the Final Settlement and/or the Original Settlement; (b) over disposition of the Settlement Fund and all distributions to the ESOP and Class members, pursuant to further orders of this court; (c) over the Action until the Final Settlement has been consummated and each and every act agreed to be performed by the parties shall have been performed pursuant to the Final Settlement;
(d) over all parties to the Action and all Class members for the purpose of enforcing and administering the final settlement and/or Original Settlement and this order; and (e) for the purpose of deciding the pending and any supplemental applications for fees and expenses as set forth herein or in the settlement agreements.

     If the Second Settlement does not become final and effective in accordance with its terms and conditions, then this Order shall be vacated with respect to the Second Settlement Group and the Second Settlement and all orders entered in connection therewith shall be rendered null and void, PROVIDED THAT (1) as to expenses already paid or incurred, the provisions of the Second Settlement as to who shall bear the costs of identification and notice to the Plaintiff Class shall still apply; and (2) the Action shall be reinstated as to the Second Settlement Group; and (3) this Order approving the Original Settlement shall not be vacated and shall have full effect with respect to the Original Settling Defendants, and the Action shall be, and it is, dismissed with prejudice as to the Original Settling Defendants, who are hereby deemed Released Persons and as to whom the Released Claims are hereby deemed released; and (4) all claims and causes of action asserted or which could have been asserted by any Defendant against any other Defendant for contribution, indemnity and/or set off shall be deemed released in their entirety and all Defendants shall be barred and enjoined from asserting any and all such claims and causes of action, except as between members of the Second Settlement Group.

     In the event that the Second Settlement does not become final, the terms of the Final Order and Judgment establishing the Settlement Fund, approving the Preliminary Plan of Distribution, and appointing the Settlement Administrator will be adjusted solely insofar as necessary to vacate terms referring exclusively to the Second Settlement or dependent upon its finalization. The recovery from the Original Settlement shall be placed in a Settlement Fund established in accordance with the Final Order and Judgment.

     While the court intends this Judgment to be a Final Judgment upon which an appeal lies as contemplated by FED. R. CIV. P. 54(a), if, for any reason, this Judgment is determined not to be a final judgment under FED. R. CIV. P. 54(a), then this court directs the entry of a Final Judgment under FED. R. CIV. P. 54(b) and finds that there is no just reason for delay.

          SIGNED on   June 13, 1997,   at Houston, Texas.
                      -------------
                                       /s/ Lee H. Rosenthal
                                       ---------------------------------------
                                                   Lee H. Rosenthal
                                              United States District Judge

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                                                                          A

                      IN THE UNITED STATES DISTRICT COURT
                      FOR THE SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

BRIAN G. POPP, ET AL.,                 )
                                       )
                   Plaintiffs,         )
                                       )                        C.V. H-95-5400
VS.                                    )                         JURY DEMANDED
                                       )
RANDALLS FOOD MARKETS, INC., ET        )
AL.,                                   )
                                       )                          CLASS ACTION
                                       )                          -----------
                   Defendants.         )                               RICO
                                       )                               ----

                              SETTLEMENT AGREEMENT
                              --------------------

     On the 14th day of November, 1996, the parties (and their respective counsel) assembled at the Houston Mediation Center for the purpose of mediation. Upon completion of the mediation process, the parties have agreed to settle their dispute upon the following terms and conditions:

     1.     The parties to this settlement are:

            a. Brian G. Popp, et al. individually, derivatively, and on behalf of the Plaintiff classes ("Plaintiffs")

            b.     Melton & Melton, L.L.P. ("Melton & Melton").

     2. The parties have settled all claims and controversies between them, asserted or assertable in this case.

     3.     The consideration to be given for this settlement is as follows:

            a. $175,000.00 cash to be paid by Melton & Melton to or for the benefit of Plaintiffs, such payment to be made conditioned on the following:

                   1. The Court will certify an appropriately defined class of all current and former Randalls' employees broad enough to cover the auditing, accounting, and other services performed by, or contracted from, Melton & Melton for either the Randalls Defendants (as that term is commonly used in this litigation) or the Randalls ESOPs:

                   2. Subject to the Court granting leave to do so, the plaintiffs will file an amended complaint eliminating all causes of action against Melton & Melton for violations of RICO, federal and state securities laws, and statutory and common law fraud:

                   3.     The Court approves the settlement.

            b. Plaintiffs' counsel shall be responsible for initiating and obtaining class certification and Court approval of this settlement, with the cooperation of Melton & Melton's counsel.

     4. The parties agree to release and discharge each other and their agents, employees, and attorneys from any and all claims, demands, or suits, known or unknown, fixed or contingent, liquidated or unliquidated, whether or not asserted in the above case, as of this date, arising from or related to the events and transactions which are the subject matter of this case.

     5. Each of the undersigned parties warrants and represents to the other (i) that such party has the authority to enter into this settlement and
(ii) that the claims, suits, rights, and/or interests which are the subject matter hereto are owned by the party asserting same.

     6. Attorneys for the Plaintiffs shall deliver drafts of further documentation to effectuate the settlement as soon as practicable. The parties agree to cooperate with each other in the drafting and execution of such additional documents as are reasonably requested or required to implement the terms and spirit of this Agreement. If any dispute arises with regard to the interpretation and/or performance of this Agreement, or any of its provisions, the parties agree to attempt to resolve same by phone conference with the Mediator who facilitated this settlement. If the parties cannot resolve their differences by phone conference, then each agrees to schedule one day of arbitration with the Mediator serving as Arbitrator within thirty (30) days to resolve the disputes and to share the costs of same equally. If a party refuses to arbitrate, then that party may not recover attorneys' fees or costs in any litigation brought to construe or enforce this Agreement.

     7. This Agreement is made and performable in Harris County, Texas and shall be construed in accordance with the laws of the State of Texas.

     8. Any party to this Agreement may file this Agreement with the Court. IT IS AGREED, HOWEVER, THAT THIS AGREEMENT SHALL BE ENFORCEABLE AS A CONTRACT EVEN IF A PARTY DISPUTES OR REJECTS THIS AGREEMENT BEFORE THIS AGREEMENT IS FILED WITH THE COURT.

     9.     Each of the parties hereby acknowledge as follows:

            a.     The mediator is not the attorney of any party.

            b. Each party has been advised by their respective attorney with regard to this Agreement.

            c. Each party has read this Agreement and has entered into this Agreement freely and without duress.

            d. Although the mediator has provided a basic outline of this Agreement to the parties' counsel as a courtesy to facilitate the final resolution of this dispute, each party and counsel has completed the Agreement to conform to their respective agreement and the mediator has no responsibility relating to the drafting of this Agreement.

    10. The amount of the settlement shall be kept confidential until the application for Court approval of this settlement is filed with the Court.

     Signed this 14th day of November, 1996.
                 ----        --------

PLAINTIFFS                             DEFENDANT

BRIAN POPP AND RONALD MOORE, ET        MELTON & MELTON, L.L.P.
AL.

                                       By: /s/ Lucas T. Elliot
By:/s/ J. Eugene Clements                  --------------------------------
   -------------------------------         Thomas C. Godbold
   J. Eugene Clements                      Lucas T. Elliot
   Clements O'Neill Pierce & Nickens LLP   Fulbright & Jaworski LLP
   1000 Louisiana, Suite 1800              1301 McKinney, Suite 5100
   Houston, Texas 77002                    Houston, Texas 77010-3095
ATTORNEY FOR PLAINTIFFS                    ATTORNEYS FOR MELTON & MELTON,
                                           L.L.P.

                                                                          B

                      IN THE UNITED STATES DISTRICT COURT
                      FOR THE SOUTHERN DISTRICT OF TEXAS
                               HOUSTON DIVISION


BRIAN G. POPP, ET AL.,                 )
                                       )
     PLAINTIFFS,                       )
                                       )
VS.                                    )      CASE NO. 95-CV-5400
                                       )
RANDALLS FOOD MARKET, ET AL.,          )
                                       )
     DEFENDANTS.                       )

                             SETTLEMENT AGREEMENT
                             --------------------

     On the 6th day of December, 1996, the parties (and their respective counsel) assembled at the Houston Mediation Center for the purpose of mediation. Upon completion of the mediation process, the parties below have agreed to settle their dispute upon the following terms and conditions:

     1.   The parties to this settlement are:

          a. Brian G. Popp, et al., individually, and on behalf of the Plaintiff classes.

          b. Wells Fargo Bank (Texas) National Association, F/K/A First Interstate Bank of Texas, N.A.

     2. The parties have settled all claims and controversies between them, asserted or assertable in this case.

     3.   The consideration to be given for this settlement is as follows:

     a. $955,000 cash to be paid by Wells Fargo to or for the benefit of Plaintiffs, such payment to be made only after certification of the Plaintiff classes and approval by the court of this settlement.

     b. Plaintiffs' counsel shall be responsible for initiating and obtaining class certification and Court approval of this settlement, with the cooperation of Wells Fargo's counsel.

     4. In the event any non-settling Defendant recovers on a claim for contribution or indemnity against Wells Fargo, Plaintiffs hereby indemnity Wells Fargo to the full extent of any amount awarded under such contribution and indemnity claim.

     5. The parties agree to release and discharge each other and their agents, employees, and attorneys from any and all claims, demands, or suits, known or unknown, fixed or contingent, liquidated or unliquidated, whether or not asserted in the above case, as of this date, arising from or related to the events and transactions which are the subject matter of this case.

     6. Each of the undersigned parties warrants and represents to the other (i) that such party has the authority to enter into this settlement and
(ii) that the claims, suits, rights, and/or interests which are the subject matter hereto are owned by the party asserting same.

     7. Attorneys for the Plaintiffs shall deliver drafts of further documentation to effectuate the settlement as soon as practicable. The parties agree to cooperate with each other in the drafting and execution of such additional documents as are reasonably requested or required to implement the terms and spirit of this Agreement. If any dispute arises with regard to the interpretation and/or performance of this Agreement, of any of its provisions, the parties agree to attempt to resolve same by phone conference with the Mediator who facilitated this settlement. If the parties cannot resolve their differences by phone conference, then each agrees to schedule one day of arbitration with the Mediator serving as Arbitrator within thirty (30) days to resolve the disputes and to share the costs of same equally. If a party refuses to arbitrate, then that party may not recover attorneys' fees or costs in any litigation brought to construe or enforce this Agreement.

     8. This Agreement is made and performable in Harris County, Texas, and shall be construed in accordance with the laws of the State of Texas.

     9. Any party to this Agreement may file this Agreement with the Court. IT IS AGREED, HOWEVER, THAT THIS AGREEMENT SHALL BE ENFORCEABLE AS A CONTRACT EVEN IF A PARTY DISPUTES OR REJECTS THIS AGREEMENT BEFORE THIS AGREEMENT IS FILED WITH THE COURT.

     10.  Each of the parties hereby acknowledge as follows:

          a.   The mediator is not the attorney of any party.

          b. Each party has been advised by their respective attorney with regard to this Agreement.

          c. Each party has read this Agreement and has entered into this Agreement freely and without duress.

          d. Although the mediator has provided a basic outline of this Agreement to the parties' counsel as a courtesy to facilitate the final resolution of this dispute, each party and counsel has completed the Agreement to conform to their respective agreement and the mediator has no responsibility relating to the drafting of this Agreement.

     11. The amount of the settlement shall be kept confidential until the application for Court approval of this settlement is filed with the Court.

     Signed this 6th day of December, 1996.


PLAINTIFFS                             DEFENDANT

BRIAN POPP AND RONALD MOORE,           WELLS FARGO BANK (TEXAS), N.A.
ET AL.



By:/s/ J. Eugene Clements              By: /s/ Ted Minick
   ------------------------               ----------------------------
Name:  J. EUGENE CLEMENTS              Name:  TED MINICK
Title: ATTORNEY FOR BRIAN G.           Title: ATTORNEY FOR WELLS FARGO
       POPP AND RONALD D.                     BANK (TEXAS), N.A.
       MOORE, ET AL.                          F/K/A FIRST INTERSTATE
                                              BANK OF TEXAS, N.A.

                                                                          C

                   IN THE UNITED STATES DISTRICT COURT
                    FOR THE SOUTHERN DISTRICT OF TEXAS
                              HOUSTON DIVISION


BRIAN G. POPP, ET AL.,              )
                                    )
   PLAINTIFFS,                      )
                                    )
VS.                                 )            CASE NO. 95-CV-5400
                                    )
RANDALLS FOOD MARKET, ET AL.,       )
                                    )
   DEFENDANTS.                      )



                              SETTLEMENT AGREEMENT
                              --------------------


     On the 6th day of December, 1996, the parties (and their respective counsel) assembled at the Houston Mediation Center for the purpose of mediation. Upon completion of the mediation process, the parties below have agreed to settle their dispute upon the following terms and conditions:

     1.  The parties to this settlement are:

         a. Brian G. Popp, et al, individually, and on behalf of the Plaintiff classes.

         b.  Towers, Perrin, Forster & Crosby, Inc. ("Towers Perrin").

     2. The parties have settled all claims and controversies between them, asserted or assertable in this case.

     3.  The consideration to be given for this settlement is as follows:

         a. $350,000 cash to be paid by Towers Perrin to or for the benefit of Plaintiffs, such payment to be made after certification of the Plaintiff classes and approval by the Court of this settlement as a full and complete settlement of all claims, including all class actions and derivative claims.

         b. Plaintiffs counsel shall be responsible for initiating and obtaining class certification and Court approval of this settlement, with the cooperation of Towers Perrin's counsel.

     4. In the event any non-settling Defendant recovers on a claim for contribution or indemnity against Towers Perrin. Plaintiffs hereby indemnify Towers Perrin to the full extent of any amount awarded under such contribution and indemnity claim.

     5. The parties agree to release and discharge each other and their agents, employees, and attorneys from any and all claims, demands, or suits, known or unknown, fixed or contingent, liquidated or unliquidated, whether or not asserted in the above case, as of this date, arising from or related to the events and transactions which are the subject matter of this case, including all class actions and derivative claims.

     6.  Each of the undersigned parties warrants and represents to the other
(i) that such party has the authority to enter into this settlement and (ii) that the claims, suits, rights, and/or interests which are the subject matter hereto are owned by the party asserting same.

     7. Attorneys for the Plaintiffs shall deliver drafts of further documentation to effectuate the settlement as soon as practicable. The parties agree to cooperate with each other in the drafting and execution of such additional documents as are reasonably requested or required to implement the terms and spirit of this Agreement. If any dispute arises with regard to the interpretation and/or performance of this Agreement, of any of its provisions, the parties agree to attempt to resolve same by phone conference with the Mediator who facilitated this settlement. If the parties cannot resolve their differences by phone conference, then each agrees to schedule one day of arbitration with the Mediator serving as Arbitrator within thirty (30) days to resolve the disputes and to share the costs of same equally. If a party refuses to arbitrate, then that party may not recover attorneys' fees or costs in any litigation brought to construe or enforce this Agreement.

     8. This Agreement is made and performable in Harris County, Texas, and shall be construed in accordance with the laws of the State of Texas.

     9. Any party to this Agreement may file this Agreement with the Court. IT IS AGREED, HOWEVER, THAT THIS AGREEMENT SHALL BE ENFORCEABLE AS A CONTRACT EVEN IF A PARTY DISPUTES OR REJECTS THIS AGREEMENT BEFORE THIS AGREEMENT IS FILED WITH THE COURT.

     10. Each of the parties hereby acknowledge as follows:

         a.  The mediator is not the attorney of any party.

         b. Each party has been advised by their respective attorney with regard to this Agreement.

         c. Each party has read this Agreement and has entered into this Agreement freely and without duress.

         d. Although the mediator has provided a basic outline of this Agreement to the parties' counsel as a courtesy to facilitate the final resolution of this dispute, each party and counsel has completed the Agreement to conform to their respective agreement and the mediator has no responsibility relating to the drafting of this Agreement.


     11. The amount of the settlement shall be kept confidential until the application for Court approval of this settlement is filed with the Court.

     Signed this 6th day of December, 1996.

PLAINTIFFS                             DEFENDANT

BRIAN POPP AND RONALD MOORE, ET AL.    TOWERS, PERRIN, FORSTER & CROSBY, INC.



By: /s/ J. Eugene Clements             By: /s/ Donald L. Harvey
    ------------------------------         ------------------------------
Name:   J. EUGENE CLEMENTS             Name:   DONALD L. HARVEY
Title:  ATTORNEY FOR BRIAN G. POPP     Title:  ATTORNEY FOR TOWERS PERRIN,
        AND RONALD D. MOORE, ET AL.            FORSTER & CROSBY, INC.

                                                                          D

                       IN THE UNITED STATES DISTRICT COURT
                        FOR THE SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

BRIAN G. POPP and RONALD D. MOORE,     )
on behalf of Randalls Food Markets,    )
Inc. Employee Stock Ownership Plan,    )
Randalls Food Markets, Inc. Hourly     )
Paid Employee Stock Ownership Plan     )
and Randalls Food Markets, Inc.        )
Salaried Employee Stock Ownership      )
Plan and on behalf of themselves and   )
all others similarly situated,         )
                                       )
                      Plaintiffs,      )
                                       )
V.                                     )
                                       )
RANDALLS FOOD MARKETS, INC.,           )
f/k/a RANDALLS' MANAGEMENT             )                         C.V.H-95-5400
CORPORATION, ROBERT R. ONSTEAD,        )                         JURY DEMANDED
NANCY N. FRYE, RONNIE W.               )
BARCLAY, JANICE R. SCHILMOELLER,       )
BOBBY L. GOWENS, LEE STRAUS,           )
FIRST INTERSTATE BANK OF TEXAS,        )
N.A., BANK ONE, TEXAS, N.A., R.        )
RANDALL ONSTEAD, JR., ARTHUR           )
ANDERSEN AND CO., S.C. and             )
ARTHUR ANDERSEN, L.L.P. a/k/a          )
ANDERSEN WORLDWIDE and f/k/a           )
ARTHUR ANDERSEN AND CO., TEXAS         )
COMMERCE BANK f/k/a AMERITRUST         )
TEXAS, N.A., TOWERS, PERRIN,           )
FORSTER & CROSBY, INC. and             )
MELTON & MELTON, L.L.P.                )
                                       )                 CLASS ACTION
                     Defendants.       )                     RICO

                        CONDITIONAL SETTLEMENT AGREEMENT

          The parties to this Conditional Settlement Agreement hereby settle the above-referenced matter (the "Proposed Settlement"), subject to the execution of and the filing of appropriate documents with the Court and subject to Court approval.

          1.  The parties to this Conditional Settlement Agreement are:

              a. Brian G. Popp and Ronald D. Moore, individually, derivatively, and on behalf of Randalls Food Markets, Inc. Employee Stock Ownership Plan, Randalls Food Markets, Inc. Hourly Paid Employee Stock Ownership Plan and Randalls Food Markets, Inc. Salaried Employee Stock Ownership Plan (collectively "Randalls Employee ESOP") and of themselves and all others similarly situated (the "Plaintiff Class")

              b. Randalls Food Markets, Inc. f/k/a Randalls' Management Corporation ("Randalls")
                  Robert R. Onstead
                  Nancy N. Frye
                  Ronnie W. Barclay
                  Janice R. Schilmoeller
                  Bobby L. Gowens
                  Lee Straus
                  Bank One, Texas, N.A.
                  R. Randall Onstead, Jr.
                  Arthur Andersen LLP and Andersen Worldwide S.C.,
                  (incorrectly identified in this Action as Arthur Andersen and Co., S.C. and Arthur Andersen, L.L.P. a/k/a Andersen Worldwide and f/k/a Arthur Andersen and Co.)
                  Texas Commerce Bank f/k/a Ameritrust Texas, N.A.
                  Any unnamed fiduciary of the Randalls Employee ESOP ("Settling Defendants")

          2. The Proposed Settlement will cover and will settle all known and unknown claims and controversies among the parties that were or could have been asserted in this case that arise or could have arisen before the entry of a final judgment in this matter, including all state and federal claims that were or could have been asserted personally or individually and all state and federal claims that were or could have been asserted derivatively ("Covered Claims").

          3. The consideration to be given for the Covered Claims is as follows:

              a. $15,000,000.00 cash shall be paid by or on behalf of the Settling Defendants to a qualified settlement fund under Treasury Regulation
Section 1.468B-1 ("Settlement Fund"). Plaintiffs' counsel shall set up the necessary bank account (the bank is to be mutually selected by Randalls and plaintiffs' counsel) and other matters necessary to hold the Settlement Fund. The settlement payment shall be made upon Randalls' obtaining financing in an amount sufficient to establish the Settlement Fund as a result of the proposed equity investment contemplated by a transaction between Randalls and an affiliate of Kohlberg Kravia Roberts & Co. The Settlement Fund shall be held intact until the expiration of the time for all appeals from final approval by the Court approving the Proposed Settlement. If the Proposed Settlement is not ultimately approved, the Settlement Fund plus all interest earned shall be returned to the payor of such amount.

              b. Randalls shall pay all costs of notice to the class, costs of court, and administrative costs of distribution of the settlement,, including the costs of a court-appointed settlement administrator and the costs of allocating and distributing cash settlement proceeds.

Except for the cost of mailing the notices (which shall be paid by Randalls), Randalls' obligation in this section shall not exceed $200,000. Any costs in excess of $200,000 shall be paid from the Settlement Fund. To the extent possible, notice to the class shall be made in conjunction with the mailing of periodic reports of the Randalls Employee ESOP.

              c. The Board of Directors of Randalls shall appoint an independent corporate Trustee to be the Trustee of the Randalls Employee ESOP Trust, or of the portion of any continuing trust succeeding thereto.
Randalls shall use its best efforts to appoint as independent trustee one of the following: U.S. Trust Company of California, Marine Midland Bank, or LaSalle National Bank. The independent Trustee shall be paid by Randalls.
The independent Trustee shall be indemnified by Randalls as provided in the Randalls Food Markets, Inc. Employee Stock Ownership Plan, to the full extent permitted by Section 410 of the Employee Retirement Income Security Act of 1974, as amended. ("ERISA"), 29 U.S.C SECTION 1110. Within thirty (30) days of the Court's preliminary approval of the proposed settlement, Bank One and Randalls will take such steps as are necessary to effect the resignation and replacement of Bank One as Trustee of the Randalls Employee ESOP Trust (or of the portion of any continuing trust succeeding to that Trust) on a basis consistent with the provisions of ERISA and the Randalls Food Markets, Inc. Employee Stock Ownership Plan Trust Agreement, with such resignation and replacement to be effective no later than 60 days after such preliminary approval. In the event that Randalls has not appointed a successor trustee who has accepted such appointment within 60 days after the Court's preliminary approval of the proposed settlement, Bank One may apply to the Court for the appointment of a successor Trustee or for instructions. The Final Order and Judgment shall include the Court's finding that the resignation of Bank One has been performed in a manner satisfying the provisions of ERISA and with the documents and instruments governing the ESOP.

              d. Each participant and beneficiary in the Randalls Employee ESOP shall be entitled to direct the independent Trustee as to the manner in which the employer securities, which each such participant or beneficiary is entitled to vote, and which are allocated to the account of each such participant or beneficiary, are to be voted in accordance with ERISA and the Internal Revenue Code.

              e. Prior to any transaction in which the employer securities held by the Randalls Employee ESOP are to be voted by the participants and beneficiaries, Randalls or the independent Trustee shall disseminate printed materials to each participant and beneficiary, which by a fair and factual presentation disclose pertinent information, including material facts necessary in order that the statements made, in light of the circumstances under which they are made, are not misleading, and any other material required to be distributed by the Securities Act of 1933, the Securities Exchange Act of 1934, the Texas Securities Act and the Texas Business Corporations Act, if applicable.

              f. An independent appraiser shall be employed to value Randalls common stock at fair market value unless such stock is registered as a publicly traded security and shall be paid by Randalls to make quarterly appraisals of the fair market value of such stock. A new independent appraiser shall be appointed in accordance with ERISA within 60 days of final approval of the Proposed Settlement. The new independent appraiser shall have no material business relationship with Randalls.

          g. The Randalls Employee ESOP shall be audited annually according to generally accepted accounting principles by an independent auditor. A new independent auditor shall be appointed in accordance with ERISA within 60 days of final approval of this Proposed Settlement.

          h. With respect to the Plan, Randalls shall timely file the filings required by ERISA, including all ERISA annual reports and audited financial statements, shall timely file and/or distribute all Summary Annual Reports, Summary Plan Descriptions, individual account statements, and other documents required to be filed and/or distributed by ERISA, and shall use its best efforts to make all termination distributions within ninety (90) days after receipt of instructions from the participant or beneficiary.

     4. All Plaintiff Class attorneys' fees and expenses shall be paid from the Settlement Fund. The proper allocation of the Settlement Fund among the members of the Plaintiff Class shall be the sole responsibility of the Plaintiff Class and the court appointed settlement administrator; provided that such allocation may not contradict any provision of the Randalls Employee ESOP or ERISA and shall be approved by the Court.

     5. After satisfaction of court-approved attorney's fees and expenses, any other court-approved litigation expenses, and court approval of a final plan of distribution, the funds remaining in the Settlement Fund shall be deposited to the ESOP. The proper allocation of the Settlement Fund among the members of the Plaintiff Class shall be the sole responsibility of the Plaintiff Class and the court appointed settlement administrator: provided that such allocation may not contradict any provision of the Randalls
Employee ESOP or ERISA and shall be approved by the Court. Allocation thereunder shall be made following approval by the Internal Revenue Service ("IRS") of the allocation methodology subject to ERISA and Internal Revenue Code restrictions. It is anticipated that closed accounts for former participants of the Plan will be reactivated and that the cash balance of these reactivated accounts will then be distributed to the former Plan participants.

     6. It is understood and agreed that, while the parties agree to cooperate in seeking certification of the class described in Exhibit "A" hereto, the Proposed Settlement is not contingent upon certification of a class extending beyond persons who are or have been participants in or beneficiaries of Randalls Employee ESOP as collectively defined above in paragraph 1(a).

     7.   The Proposed Settlement is conditional on the following:

          a. Execution of mutually satisfactory pleadings necessary to seek preliminary and final approval of the proposed settlement, including a mutually satisfactory form of release to be included in the Final Judgment entered by the Court.

          b. Court certification of the Plaintiff Class as defined in paragraph 1(a) hereto under Fed.R.Civ.P.23(b)(3).

          c. Acceptance by the Court that this action may proceed as a derivative action on behalf of Randalls Food Markets, Inc. Employee Stock Ownership Plan, including the Randalls Food Markets, Inc. Hourly Paid Employee Stock Ownership Plan and Randalls Food Markets, Inc.

Salaried Employee Stock Ownership Plan, which have been merged into the Randalls Food Markets, Inc. Employee Stock Ownership Plan.

          d. Preliminary approval by the Court of the proposed settlement by March 17, 1997.

          e. Final approval by the Court resulting from a fairness hearing, the date of which will be set by mutual agreement of the parties and the Court.

          f. The Settling Defendants have the option to withdraw from the settlement if more than 2-1/2% of the total class members opt out of the proposed settlement.

          g. Randalls shall have the right to withdraw from the Proposed Settlement by giving written notice to Plaintiff's counsel not later than one day before the date set by the Court for the Fairness Hearing. Such notice shall vacate the entire Proposed Settlement.

          h. All actions contemplated hereby not contradicting any provision of ERISA or other applicable law and not causing the Randalls Employee ESOP to fail to be a qualified plan within the meaning of section 401(a) of the Internal Revenue Code ("Code") or its trust to fail to be exempt under section 501(a) of the Code.

          i. The provision to Plaintiffs' counsel of information about the contemplated transaction between Randalls and an affiliate of Kohlberg
Kravis Roberts & Co. sufficient to apprise Plaintiffs' counsel of the terms of the transaction affecting the interest of Randalls Employee ESOP and Plaintiff Class members. It is agreed that the providing of the proposed Subscription Agreement in substantially final form shall discharge this obligation. Plaintiffs' counsel shall have five (5) business days to review the proposed Subscription Agreement. It is contemplated that the parties will seek preliminary approval of the proposed settlement upon the satisfactory completion of Plaintiffs' counsel's review of the proposed Subscription Agreement. Plaintiffs' counsel agrees to hold the proposed Subscription Agreement in strictest confidence.

     8. Randalls agrees that following any Registered Public Offering of Randalls' shares, Randalls will timely file all reports required to be filed under section (c)(I) of Rule 144 under the Securities Act of 1933.

     9. The parties agree to include in the Final Judgment a release that releases and discharges each other (including class members) and their agents, employees, directors, and attorneys from any and all claims, demands, or suits, known or unknown, fixed or contingent, liquidated or unliquidated, whether or not asserted in the above case, as of the date of the judgment to be entered by the Court, arising from or related to the events and transactions that are the subject matter of this case or arising out of or related to the subject matter of this case, including, but not limited to, all claims relating to the operation of the ESOP occurring before the date of the release, and all claims relating to acts, omissions, or consequences from the proposed transaction between Randalls and an affiliate of Kohlberg Kravis Roberts & Co. arising before the date of the release. The release will also extinguish and release all claims for contribution, indemnity and set-offs that could have been asserted between or among the parties.

     10. Each of the undersigned parties warrants and represents to the other (i) that such party has the authority to enter into the Conditional Settlement Agreement and (ii) that the claims, suits, rights, and/or interests that are the subject matter are owned by the party asserting the same.

     11. Attorneys for the Plaintiffs should deliver drafts of further documentation to effectuate the Proposed Settlement as soon as practicable. The parties agree to cooperate with each other in the drafting and execution of such documents and in such actions as are reasonably requested or required to implement the terms and spirit of the Proposed Settlement.

     12. This Conditional Settlement Agreement is made and performable in Harris County, Texas and shall be construed in accordance with the laws of the State of Texas, without regard to conflict of law principles.

     13. The Settling Defendants deny liability and are entering into this Conditional Settlement Agreement to avoid the expense and uncertainty of further litigation.

     14. This Conditional Settlement Agreement shall remain confidential until an application for preliminary Court approval of the Proposed Settlement is filed with the Court.

     15. This Conditional Settlement Agreement may be executed in multiple counterparts each of which shall be the original.

SIGNED this 23rd day of February 1997

                              PLAINTIFFS

                              BRIAN POPP AND RONALD MOORE, ET AL.



                              By: /s/ J. Eugene Clements
                                 ----------------------------------------
                                    J. Eugene Clements
                                    Evelyn V. Keyes
                                    Clements O'Neill Pierce & Nickens LLP
                                    1000 Louisiana, Suite 1800
                                    Houston, Texas  77002


                              DEFENDANTS

                              RANDALLS FOOD MARKETS, INC., f/k/a/
                              RANDALLS' MANAGEMENT CORPORATION,
                              ROBERT R. ONSTEAD, NANCY N. FRYE,
                              RONNIE W. BARCLAY, JANICE R. SHILMOELLER,
                              BOBBY L. GOWENS, LEE STRAUS, AND R. RANDALL
                              ONSTEAD JR.


                              By:  Chas. Schwartz
                                   -----------------------------------
                                    Harry M. Reasoner
                                    Allan Van Fleet
                                    Charles W. Schwartz
                                    Vinson & Elkins L.L.P.
                                    2300 First City Tower
                                    1001 Fannin Street
                                    Houston, Texas  77002-6760

                                    J. Clifford Gunter III
                                    Ileana M. Blanco
                                    Bracewell & Patterson, LLP
                                    South Tower Pennzoil Place
                                    711 Louisiana, Suite 2600
                                    Houston, Texas  77002-2781



                              BANK ONE, TEXAS, N.A.



                              By:  /s/ M. Brett Johnson as of 2/1/97
                                  ----------------------------------
                                    Michael P. Lynn
                                    Thomas Melsheimer, P.C.
                                    M. Brett Johnson
                                    State Bar No. 00790975
                                    Lynn Stodghill Melsheimer & Tillotson, LLP
                                    750 N. St. Paul St., 14th Floor
                                    Dallas, Texas 75201



                              ARTHUR ANDERSEN LLP AND ANDERSEN WORLDWIDE, S.C.



                              By:  /s/ Mike Wilson
                                  ------------------------------
                                    Michael M. Wilson
                                    Richard Frankel
                                    Bristow, Hackerman, Wilson & Peterson
                                    1111 Bagby, Suite 1900
                                    Texaco Heritage Plaza
                                    Houston, Texas  77002

                              TEXAS COMMERCE BANK f/k/a AMERITRUST TEXAS, N.A.



                              By: [illegible]
                                  ------------------------------
                                    Craig L. Weinstock
                                    Janet E. Militello
                                    Robert B. Boemer
                                    Liddell Sapp Zivley Hill & LaBoon L.L.P.
                                    3400 Texas Commerce Tower
                                    600 Travis Street
                                    Houston, Texas  77002

                                 EXHIBIT A
                                 ---------


The class represented by class action Plaintiffs and of which class action Plaintiffs are members (the "Plaintiff Class") consists of (1) participants and former participants in and beneficiaries of the Randalls Food Markets, Inc. Employee Stock Ownership Plan and the Randalls Food Markets, Inc. Hourly Paid Employee Stock Ownership Plan and the Randalls Food Markets, Inc. Salaried Employee Stock Ownership Plan, which have been merged with and into the Randalls Food Market, Inc. Employee Stock Ownership Plan (hereinafter collectively the "Randalls Employee ESOP"). Members of the Plaintiff Class referenced in the preceding sentence include (1) all salaried employees and former employees of Randalls who are or have been participants in Randalls Employee ESOP at times on or after June 29, 1986; (2) all hourly employees and former employees of Randalls who are or have been participants in Randalls Employee ESOP on or after June 29, 1986; (3) all salaried and hourly employees and former employees of Tom Thumb Food and Drugs, Inc. and any predecessor thereof ("Tom Thumb"), formerly a wholly-owned subsidiary of the Cullum Companies and, since August 28, 1992, a wholly owned subsidiary of Randalls), to the extent they presently participate or have participated in the Randalls Employee ESOP; (4) all beneficiaries of Plan participants described in (1)-(3) who have received or are presently receiving benefits or are entitled to receive benefits. (Plan participants and beneficiaries are hereinafter collectively referred to as "Plan Participants.")